UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

BROWNIE’S MARINE GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	333-99393	90-0226181
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 NW 25 Avenue, Suite 1 Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 462-5570

(Former name or former address, if changed since last report.)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 6, 2021 and September 7, 2021, Brownie’s Marine Group, Inc., a Florida corporation (the “Company”), sold 208,333 units and 8,333.333 units, respectively, for a purchase price of $0.024 per unit in private offerings pursuant to subscription agreements (“Subscription Agreements”) to certain “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Each unit consisted of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and a two-year warrant (the “Warrant”) to purchase one share of Common Stock at an exercise price of $0.024 per share (the “Warrant Shares”) for aggregate gross proceeds to the Company of $205,000.

The Company intends to utilize the net proceeds from the sales of the units for working capital and general corporate purposes.

The Warrants are exercisable for cash only. The number of Warrant Shares to be issued upon exercise of the Warrants is subject to adjustment for subdivision or consolidation of shares and certain other corporate events.

The foregoing descriptions of the Subscription Agreement and the Warrant are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuances of the units, Common Stock and Warrants were, and, upon exercise of the Warrants, the issuances of the Warrants Shares will be, exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission under of the Securities Act, as transactions by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement
10.2	Form of Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC..

Date: September 12, 2022	By:	/s/ Christopher Constable
	Name:	Christopher Constable
	Title:	Chief Executive Officer